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                                                                   EXHIBIT 10.11

                            ESSEX INTERNATIONAL INC.

                1997 STOCK OPTION PLAN FOR NONEMPLOYEE DIRECTORS


     1.  Purpose.  The purpose of the Essex International Inc. 1997 Stock Option
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Plan for Nonemployee Directors  (the "Plan")  is to encourage ownership of shares of common stock of Essex International Inc. (the "Company"), par value $0.01 per share ("Common Stock"), by members of the Board of Directors of the Company (the "Board") who are not employees of the Company.

     2.  Administration.  The Plan shall be administered by the Compensation
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Committee of the Board (the "Committee").  The Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and to adopt such rules for the administration of the Plan as it may deem necessary or appropriate. Decisions of the Committee shall be final and binding on all persons who have an interest in the Plan.

     3.  Participation in the Plan.  A member of the Board (a "Director") who is
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not an employee of the Company or any of its subsidiaries is eligible to participate in the Plan.

     4.  Number of Shares.  The maximum number of shares of Common Stock  (the
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"Shares")  which may be issued pursuant to options granted under the Plan (the
"Options") shall be one hundred thousand (100,000), subject to adjustment as provided in Paragraph 21.

     5.  Nonexercised Shares.  If any outstanding Option under the Plan for any
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reason expires or is terminated without having been exercised in full, the
Shares allocable to the unexercised portion of such Option shall again become available for issuance under Options granted pursuant to the Plan.

     6.  Share Issuance.  Upon the exercise of an Option, the Company may issue
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authorized but unissued Shares, treasury stock or reissue Shares previously purchased by or on behalf of the Company.

     7.  Option Grant Dates.  Options shall be granted to each participating
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Director on December 31 of each year (or, if December 31 is not a business day, on the immediately preceding business day) (the "Grant Date").

     8.  Option Price.  Except as otherwise determined by the Committee, the
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purchase price per Share for the Shares covered by each Option shall be $10.00
(the "Option Price").

     9.  Number of Option Shares.  The number of Shares subject to an Option
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("Option Shares") granted to a participating Director on the Grant Date in each year will
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be the aggregate number of Shares equal to the nearest whole number determined by the following formula in accordance with the definitions set forth below:

            Elected Portion of Annual Retainer
              and Meeting Fees For Such Year                        Number
              --------------------------------                =       of
     Fair Market Value For Such Year minus the Option Price       Option Shares

Definitions.  For purposes of determining the number of Option Shares granted
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under this paragraph, the following definitions will apply:

     "Annual Retainer". The dollar amount of compensation payable to a
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     participating Director each year which is identified by the Company as an annual retainer.

     "Meeting Fees".  The amount of compensation, in excess of the Annual
     --------------
     Retainer, payable to a participating Director for his/her service as a Director, including but not limited to fees earned for Board and committee meeting participation, but excluding reimbursement for actual expenses.

     "Elected Portion of Annual Retainer and Meeting Fees".  A dollar amount
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     determined each year for each Director equal to the dollar amount of both the percentage of the Annual Retainer, if any, and the percentage of Meeting Fees, if any, which a participating Director has elected, in writing, to have be paid in the form of Options granted under the Plan. Elections may only be revoked with the consent of the Committee. Except as provided in the following sentence, This written election must be received by the Secretary of the Company on or before December 31 of each year and shall specify a percentage, up to 100%, of the Director's Annual Retainer and a percentage, up to 100%, of the Director's Meeting Fees for the following year, to be paid on the Grant Date in such following year in the form of Options. For 1997, the election must be received by the Secretary of the Company on or before August 31, 1997, and shall apply to a percentage, up to 33.33%, of the Director's Annual Retainer for 1997 and a percentage, up to 100%, of the Director's Meeting Fees earned after September 1, 1997. A Director initially elected or appointed to office as a Director after adoption of the Plan may make a written election under this paragraph within 30 days following his/her initial election or appointment to office, which election shall be effective for Annual Retainer and Meeting Fee amounts earned during the calendar year of his/her initial election or appointment to office.

     "Fair Market Value".  The average of the high and low price for a share of
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     Common Stock at the middle of each quarter during the applicable year
     (February 14, May 15, August 15 and November 15, or for 1997, on October 31 as reported on the New York Stock Exchange Composite Transaction Tape, or if no report of trading occurs on any one or more of those dates, on the immediately preceding date.

     10.  Director Termination.  If a Director participating in the Plan
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retires, resigns, dies, or otherwise terminates his/her service as a Director, he/she shall only be granted on December 31 of the year in which the termination occurs, an Option for Shares based on the Elected Portion of Annual Retainer and Meeting Fees that would have been paid to the Director during the portion of the year in which he or she was a participant in the Plan.
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     11.  Written Option Agreement.  Each grant of an Option shall be evidenced
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by a written agreement (the "Stock Option Agreement"), which shall comply with and be subject to the terms and conditions contained in the Plan.

     12.  Nonstatutory Stock Options.  Options granted under the Plan shall not
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be entitled to special tax treatment under Section 422 of the Internal Revenue
Code of 1986, as amended.

     13.  Period of Option.  Except as provided in this Paragraph 13 or in any
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related Stock Option Agreement, Options shall be exercisable for a period of 10 years from their Grant Date. No Option shall be exercisable after expiration of three years from the date upon which the Option holder terminates his/her position as a Director.

     14.  Exercise of Options.  Options may be exercised only by written notice
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to the Secretary of the Company and payment of the exercise price in (i) cash or
(ii) delivery of an irrevocable written notice instructing the Company to deliver the Shares being purchased to a broker, subject to the broker's written guarantee to deliver cash to the Company, in each case equal to the full consideration of the Option Price for the Options which are being exercised. Options may be exercised in whole or in part.

     15.  Options Nontransferable.  Each Option granted under the Plan shall not
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be transferable by the participant otherwise than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Option granted under this Plan, or any interest therein, may be otherwise transferred, assigned, pledged, or hypothecated by the Director to which the Option was granted during his/her lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment, or similar process.

     16.  Exercise by Beneficiary Following Death of Director.  A Director, by
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written notice to the Company, may designate one or more persons (and from time to time change such designation), including his/her legal representative, who, by reason of the Director's death, shall acquire the right to exercise all or a portion of an Option granted under the Plan. Any exercise by a beneficiary shall be subject to the provisions of the Plan.

     17. Effect of a Change in Control.
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           (i) Definition of Change in Control.  As used in this Plan, "Change
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in Control" of the Company means any of the following that occurs during the term of this Plan:

           (A) the acquisition by any individual, entity or group (a "Person") (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) other than Bessemer Holdings, L.P. ("BHLP"), or any affiliate of BHLP (collectively, the "BH Group") of (X) beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act as in effect from time to time) of thirty-five percent (35%) or more of either (a) the then outstanding shares of common stock of the Company or (b) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors and (Y) beneficial ownership of a greater percentage than the BH Group of either (a) the then
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     outstanding shares of common stock of the Company or (b) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; provided, however,
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     that the following acquisitions shall not constitute an acquisition of control: (i) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (iv) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (i), (ii) and (iii) of subparagraph (i)(C) of this Paragraph 17 are satisfied;

           (B) individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director
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     subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

           (C) approval by the stockholders of, and the consummation by, the Company of a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, (i) more than fifty percent (50%) of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Company common stock and outstanding Company voting securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the outstanding Company common stock and outstanding Company voting securities, as the case may be, (ii) no Person (excluding the Company, any employee benefit plan or related trust of the Company or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, thirty-five percent (35%) or more of the outstanding Company common stock or outstanding voting securities of the Company, as the case may be) beneficially owns, directly or indirectly, (X) thirty-five percent (35%) or more of, either the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (Y) a greater percentage than the BH Group of either the then
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     outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

           (D) approval by the stockholders of the Company of (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation with respect to which following such sale or other disposition (a) more than fifty percent (50%) of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Company common stock and outstanding Company voting securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the outstanding Company common stock and outstanding Company voting securities, as the case may be, (b) no Person (excluding the Company and any employee benefit plan or related trust of the Company or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, thirty-five percent (35%) or more of the outstanding Company common stock or outstanding Company voting securities, as the case may be) beneficially owns, directly or indirectly, (X) thirty-five percent (35%) or more of, either the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (Y) beneficial ownership of a greater percentage than the BH Group of either the then outstanding shares of common stock of such corporation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (c) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

           (ii) Consequence of Change in Control.  Upon a Change in Control, any
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amounts of the Elected Portion of Annual Retainer and Meeting Fees earned for the year in which such event occurs, which would otherwise have been paid in the form of Options granted under this Plan, shall be promptly paid to each participating Director in cash.

     18.   Effective Date of the Plan. The Plan shall be effective for elections
           ---------------------------
as of August 31, 1997, subject to approval of the Plan by the stockholders of the Company.

     19.   Duration of the Plan.  The Plan shall remain in effect until all
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Shares subject to Options have been purchased or all unexercised Options have expired.
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     20.   Amendment of the Plan.  The Committee may suspend or discontinue the
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Plan or revise or amend it in any respect, provided, however, that without approval of a majority of the Company's stockholders, no revision or amendment shall (i) change the number of Shares subject to the Plan (except as provided in Paragraph 21), (ii) change the designation of the class of Directors eligible to participate in the Plan, (iii) change the formulas to determine the amount, price, or timing for the grants, or (iv) materially increase the benefits accruing to participants under the Plan. No amendment, modification, or termination of the Plan shall in any manner adversely affect the rights of Directors holding Options granted under the Plan without the consent of the affected Director.

     21.   Change in Capital Structure; Conversion of Shares.  (i) If the number
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of issued Shares is increased or reduced by a change in par value, combination, split-up, recapitalization, redemption, reclassification, distribution of a dividend payable in stock, or the like, the number of Shares for which Options may be granted specified in Paragraph 4, the Option Price specified in Paragraph 8 and, if appropriate, any amounts referred to herein, shall be appropriately adjusted. The number of Shares subject to outstanding Options and the Option Prices therefore shall likewise be appropriately adjusted whenever the number of issued Shares is increased or reduced by any of the foregoing events or actions after the date or dates on which such Shares were optioned.

     (ii) In the event of a reorganization, recapitalization, merger, consolidation, acquisition of property or stock, extraordinary dividend or distribution (other than as covered by Paragraph 21(i)), dissolution or liquidation of the Company, or any other event similarly affecting the Company, the Board or the Committee shall have the right, but not the obligation, notwithstanding the Stock Option Agreements or anything else to the contrary in this Plan, to provide that outstanding Options granted under this Plan shall (A) be canceled in respect of a cash payment or the payment of securities or property, or any combination thereof, with a per share value determined by the Board in good faith to be equal to the value received by the stockholders of the Company in such event in respect of each Share, with appropriate deductions of Option Prices or equivalents thereof, or (B) be adjusted to represent options to receive cash, securities, property, or any combination thereof, with a per share value determined by the Board in good faith to be equal to the value received by the stockholders of the Company in such event in respect of each Share, at such exercise prices as the Board or the Committee in its discretion may determine is appropriate.

     22.   Limitation of Rights. Neither the Plan, nor the granting of an Option
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under the Plan, nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a Director for any period of time or at any particular rate of compensation. Further, a participant shall have no rights as a stockholder with respect to the Shares covered by his/her Options until the date of the issuance to him/her of a stock certificate therefor.

     23.   Assignments.  The rights and benefits under the Plan may not be
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assigned except as provided in Paragraphs 15 and 16.

     24.   Notice.  Any written notice to the Company required by any of the
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provisions of the Plan shall be addressed to the Secretary of the Company and shall become effective when it is received.
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     25.   Stockholder Approval and Registration Statement.  The Plan shall be
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submitted to the Board and the Company's stockholders for approval.  Directors may elect to participate in the Plan prior to stockholder approval and prior to the filing (and the effectiveness of) a registration statement with the Securities and Exchange Commission covering the Shares to be issued upon the exercise of Options. Any Options granted under the Plan prior to the effectiveness of the registration statement shall not be exercisable until, and are expressly conditional upon, the effectiveness of a registration statement covering the Shares and approval by the stockholders of the Company.

     26.   Governing Law. The Plan and all determinations made and actions taken
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pursuant hereto shall be governed by and construed in accordance with the laws of the State of New York.